COVOL TECHNOLOGIES, INC.









                   DEBENTURE AGREEMENT AND SECURITY AGREEMENT











                                 January 9, 1998














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                                TABLE OF CONTENTS

Section                                                                    Page

1.  Loans; Terms and Conditions; Issuance of Debenture and Warrants..........1
    1.1      Loans...........................................................1
    1.2      Terms and Conditions............................................1
    1.3      Issuance of Debenture and Warrants..............................1

2.  Representations, Warranties and Covenants of the Company.................1
    2.1      Corporate Existence; Compliance with Law........................1
    2.2      Corporate Power; Authorization; Enforceable Obligations.........2
    2.3      Authorization and Valid Issuance of Debenture and Warrants......2
    2.4      Securities Laws.................................................3
    2.5      Disclosure......................................................3
    2.6      Authorized and Outstanding Shares of Capital Stock..............3
    2.7      Ownership of Property; Liens....................................3
    2.8      Patents, Trademarks, Copyrights and Licenses....................3
    2.9      No Material Adverse Effect......................................3
    2.10     Environmental Laws..............................................4
    2.11     Use of Proceeds.................................................4

3.  Representations, Warranties and Covenants of the Investor................4
    3.1      Purchase Entirely for Own Account...............................4
    3.2      Disclosure of Information.......................................4
    3.3      Investment Experience...........................................4
    3.4      Restricted Securities...........................................4
    3.5      Legends.........................................................5
    3.6      Accredited Investor.............................................5

4.  Valuation of Warrants....................................................5
    4.1      Value of Warrants...............................................5
    4.2      Financial and Tax Reporting.....................................5
    4.3      Issue Price.....................................................5
    4.4      Interpretation..................................................5

5.  Security Agreement.......................................................6
    5.1      Security Interest...............................................6
    5.2      Collateral......................................................6
    5.3      Perfection and Priority.........................................6
    5.4      Affirmative Covenants...........................................6
    5.5      Negative Covenants..............................................7
    5.6      Insurance; Payment of Premiums..................................7

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    5.7      Remedies Upon Default...........................................8

6.  Conditions Precedent.....................................................9
    6.1      Execution and Delivery of Agreement.............................9
    6.2      Documents and Other Agreements..................................9
    6.3      Absence of Material Adverse Change.............................10
    6.4      Conditions to the  Closing.....................................10

7.  Miscellaneous...........................................................10
    7.1      Survival of Warranties.........................................10
    7.2      Successors and Assigns.........................................10
    7.3      Governing Law..................................................11
    7.4      Counterparts...................................................11
    7.5      Titles and Subtitles...........................................11
    7.6      Notices........................................................11
    7.7      Expenses.......................................................11
    7.8      Amendments and Waivers.........................................11
    7.9      Severability...................................................11
    7.10     Indemnity......................................................11
    7.11     Waiver of Trial by Jury........................................12
    7.12     Entire Agreement...............................................12



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                   DEBENTURE AGREEMENT AND SECURITY AGREEMENT


         THIS DEBENTURE AGREEMENT AND SECURITY AGREEMENT is made as of the 9th day of January, 1998, by and among COVOL TECHNOLOGIES, INC., a Delaware corporation (the "Company"), and AJG FINANCIAL SERVICES, INC., a Delaware corporation ("Investor").

         THE PARTIES HEREBY AGREE AS FOLLOWS:

         1. Loans; Terms and Conditions; Issuance of Debenture and Warrants.

                  1.1 Loans. During the period July 17, 1997, to and including January 9, 1998, Investor provided debt financing in the form of loans ("Loans") to the Company for use by the Company in the construction of the Wash Plant at the Company's facility at Wellington, Utah. The aggregate principal amount of the Loans, together with accrued interest thereon, is $4,367,351.28.

                  1.2 Terms and Conditions. This Agreement confirms the terms and conditions upon which Investor made the Loans to the Company.

                  1.3 Issuance of Debenture and Warrants. To evidence the aggregate outstanding principal amount of the Loans made by Investor to the Company, together with interest thereon to the date hereof, the Company shall issue to Investor, concurrently with the execution and delivery of this Agreement (the "Closing"), the Company's Debenture in the form set forth in Exhibit A hereto, and the Company's Warrants (one designated Warrant A and the other designated Warrant B) evidencing rights to purchase initially up to an aggregate of 432,544 shares of Common Stock of the Company. The Debenture shall replace the Company's Promissory Note, dated January 9, 1998, payable to the order of Investor in the principal amount of $4,325,432.79, and such Promissory Note shall be marked "replaced by Debenture dated January 9, 1998", and delivered to the Company.

         2. Representations, Warranties and Covenants of the Company. The Company hereby represents, warrants and covenants to Investor that:

                  2.1 Corporate Existence; Compliance with Law. The Company (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; (ii) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification; (iii) has the requisite corporate power and authority and the legal right to own, pledge, mortgage or otherwise encumber and operate its properties, to lease the property it operates under lease, and to conduct its business as now, heretofore and proposed to be conducted; (iv) has all material licenses, permits, consents or approvals

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         from or by, and has or will have made all material  filings  with,  and has or will have given all material notices to, all governmental authorities having jurisdiction, to the extent required for such ownership, operation and conduct; (v) is in compliance with its certificate of incorporation and by-laws; and (vi) is in compliance with all applicable provisions of law, including, without limitation, the Employee Retirement Income Security Act of 1974, as amended, those regarding the collection, payment and deposit of employees' income,
         unemployment   and  Social  Security  taxes,   and  those  relating  to
         environmental matters where the failure to comply could reasonably be expected to have a material adverse effect on the business of the Company.

                  2.2 Corporate Power; Authorization; Enforceable Obligations. The execution, delivery and performance by the Company of this Agreement and the Debenture (i) are within the Company's corporate power; (ii) have been duly authorized by all necessary or proper corporate action; (iii) are not in contravention of any provision of the Company's certificate of incorporation or by-laws; (iv) will not violate any law or regulation, or any order or decree of any court or governmental instrumentality; (v) will not conflict with or result in the breach or termination of, constitute a default under, or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which the Company is a party or by which the Company or any of its property is bound (except such conflict, breach, termination, default or acceleration as could not reasonably be expected to have a material adverse effect on the business of the Company); (vi) will not result in the creation or imposition of any lien upon any of the property of the Company other than those in favor of the Investor; and (vii) do not require the consent or approval of any governmental body, agency, authority or any other Person. At or prior to the Closing, each of the documents to be delivered at such time shall have been duly executed and delivered for the benefit of or on behalf of the Company, and each shall then constitute a legal, valid and binding obligation of the Company to the extent it is a party thereto, enforceable against it in accordance with its terms, subject to the effects of laws governing creditors rights generally and general principles of equity.

                  2.3 Authorization and Valid Issuance of Debenture and Warrants. All corporate action on the part of the Company and its officers, directors and stockholders necessary for the authorization, issuance and delivery of the Debenture being issued hereunder and the reservation for issuance of shares of Common Stock issuable upon exercise of the Warrants have been taken or will be taken prior to the Closing, and this Agreement, the Debenture and the Warrants shall then constitute valid and legally binding obligations of the Company, each enforceable in accordance with its terms. The Debentures which are being acquired by the Investor, when issued and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued. The Common Stock issuable upon exercise of the Warrants has been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Warrants and the Company's Certificate of Incorporation, shall be duly and validly issued, fully paid and

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         nonassessable, and issued in compliance with all applicable federal and state securities laws, as currently in effect.

                  2.4 Securities Laws. In reliance on the investment representations contained in Section 3.1 hereof, the offer, issuance, sale and delivery of the Warrants, as provided in this Agreement, is exempt from the registration requirements of the Securities Act of 1933, as amended, and the rules and regulations thereunder, and all applicable state securities laws.

                  2.5 Disclosure. The Company's Form 10-K for the fiscal year ended September 30, 1997, and all other written information furnished to Investor did not, as of the date of such information, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

                  2.6 Authorized and Outstanding Shares of Capital Stock. After giving effect to the Closing, the authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, $0.001 par value, of which11,326,404 Shares are issued and outstanding. Except for
         (i) the Warrants and (ii) rights to acquire 5,104,518 Shares (a) no subscription, warrant, option or other right to purchase or acquire any shares of any class of capital stock is authorized or outstanding, and
         (b) there is no commitment of the Company to issue any such shares, warrants, options or other such rights or securities.

                  2.7 Ownership of Property; Liens. The Company owns good and merchantable title to, or valid leasehold interests in, all of its properties and assets; and the Company has received all deeds, assignments, waivers, consents, non-disturbance and recognition or similar agreements, bills of sale and other documents, and duly effected all recordings, filings and other actions necessary to establish, protect and perfect the Company's right, title and interest in and to all such property to the extent necessary to use such property in its ordinary business operations.

                  2.8 Patents, Trademarks, Copyrights and Licenses. The Company owns all material licenses, patents, patent applications, copyrights, service marks, trademarks, trade mark applications, and trade names necessary to continue to conduct its business as heretofore conducted by it, now conducted by it and proposed to be conducted by it, each of which is listed, together with Patent and Trademark Office application or registration numbers, where applicable, on Schedule 2.8 hereto. The Company conducts its businesses without infringement or claim of infringement of any license, patent, copyright, service mark, trademark, trade name, trade secret or other intellectual property right of others. To the best knowledge of the Company, there is no infringement or claim of infringement by others of any material, license, patent, copyright, service mark, trademark, trade name, trade secret or other intellectual property right of the Company.


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                  2.9  No  Material  Adverse  Effect.  Except  as  disclosed  on
         Schedule 2.9 hereto, no event has occurred since September 30, 1997, and is continuing which has had or could reasonably be expected to have
         a  material  adverse  effect  on  the  business,   assets,  properties,
         operations, prospects or financial or other condition of the Company.

                  2.10 Environmental Laws. All premises and facilities owned, leased, used or operated by the Company or, to the knowledge of any executive officer of the Company after a reasonable investigation, any predecessor in interest, have been, and continue to be, owned, leased, used or operated in compliance in all material respects with all applicable environmental laws.

                  2.11 Use of Proceeds. The proceeds of the loans by Investor to the Company were used for the construction of the Wash Plant at the Company's facility at Wellington, Utah.

         3. Representations, Warranties and Covenants of the Investor. Investor hereby represents and warrants that:

                  3.1 Purchase Entirely for Own Account. Investor hereby confirms that the Debenture and the Warrants to be received by Investor hereunder and the Common Stock issuable upon exercise of the Warrants (collectively, the "Securities") will be acquired for Investor's own account and not with a view to the resale or distribution of any part thereof, and that Investor has no agreement or arrangement with regard to or present intention of selling, granting any participation in, or otherwise distributing the same; provided, however, notwithstanding the foregoing, Investor may effect transactions in reliance on Rule 144A promulgated under the Securities Act of 1933, as amended (the "Act").

                  3.2 Disclosure of Information. Investor has received all the information it considers necessary or appropriate for deciding whether to purchase the Securities being issued hereunder. Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the sale of the Securities.

                  3.3 Investment Experience. Investor acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities being issued hereunder.

                  3.4 Restricted Securities. Investor understands that the Debenture and the shares of Common Stock issuable upon exercise of the Warrants it is acquiring pursuant hereto are characterized as "restricted securities" under the federal securities laws inasmuch as each is being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act only in certain limited circumstances. In this connection, Investor represents

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         that it is  familiar  with  Rule 144  under the Act,  as  presently  in effect, and understands the resale limitations imposed thereby and by the Act.

                  3.5 Legends. It is understood that the Debenture and the Warrants being issued hereunder and the Common Stock issuable upon exercise of the Warrants will bear a legend substantially similar to the following:

                  "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR REGISTERED OR OTHERWISE QUALIFIED FOR SALE UNDER ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR SOLD OR OFFERED FOR SALE OR OTHERWISE TRANSFERRED, PLEDGED, HYPOTHECATED OR DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THE ACT AND REGISTERED OR OTHERWISE QUALIFIED FOR SALE UNDER SUCH STATE SECURITIES LAWS OR AN EXCEPTION FROM REGISTRATION THEREUNDER IS AVAILABLE."

                  3.6 Accredited Investor. Investor is an Accredited Investor within the definition set forth in Rule 501(a) under the Act.

         4. Valuation of Warrants.

                  4.1 Value of Warrants. The fair market value of Warrant A as of the date hereof is $1,000.00 and the fair market value of Warrant B as of the date hereof is $100.00, and accordingly, of the $4,367,351.28 stated principal amount of the Debenture, $1,100.00 is to be provided by Investor to the Company for the Warrants. Said fair market value was determined by the parties based on comparisons with comparable warrants of other issuers and Investor's customary investment considerations for equity and debt financing of such kind.

                  4.2 Financial and Tax Reporting. The Company and Investor shall prepare their respective financial accounting statements, and shall prepare and file their respective Federal (as well as state and local) income tax returns, in a manner consistent with the foregoing allocation of the stated principal amount of the Debenture between the Debenture and the Warrants, including but not limited to Investor's tax basis in the Warrants and Debenture in accordance with Section 1.1012(d) of the Treasury Regulations.

                  4.3 Issue  Price.  The "issue  price"  (within  the meaning of
         Section 1272(b) of the Internal Revenue Code of 1986 (the "Code")) of the Debenture shall be equal to $4,366,251.28.

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                  4.4  Interpretation.  No provision in this Agreement  shall be interpreted, alone or in conjunction with any other agreement between or among Investor and the Company, or either of them (i) to alter the amount of the exercise price of the Warrants or to alter any rights granted to Investor in conjunction with the Warrants, or (ii) to limit or impair in any way the rights of Investor under the Warrants, this Agreement, the Debenture or any other agreement.

         5. Security Agreement. Payment of the Debenture shall be secured to the extent described below:

                  5.1 Security Interest. The Company hereby grants to Investor a security interest in the property and its proceeds described in Section
         5.2 herein to secure the Company's obligations under the Debenture (the "Security Interest").

                  5.2 Collateral. The property in which the Security Interest is granted (the "Collateral") consists of a continuing interest in the following: the Wash Plant at the Company's facility at Farnum Road, Wellington, Utah, and all machinery and equipment which is a part thereof, including the machinery and equipment described on Schedule
         5.2 hereto and all processing equipment, conveyors, data processing and computer equipment with software and peripheral equipment, tools, attachments, accessories, and other equipment of every kind and nature, whether now owned or hereafter acquired, together with all additions and accessions thereto, replacements therefor, all parts therefor, all substitutions for any of the foregoing, fuel therefor, and all manuals, drawings, instructions, warranties and rights with respect thereto, and all products and proceeds thereof and condemnation awards and insurance proceeds with respect thereto.

                  5.3 Perfection and Priority. The Security Interest grant herein shall be a first priority lien on the Collateral, subject to no other liens, claims or rights of others.

                  5.4 Affirmative Covenants. The Company covenants that it shall:

                           (a) Keep and maintain all  Collateral  consisting  of
                  equipment and machinery in good operating condition and repair; make all necessary replacements thereof so that the value and operating efficiency thereof shall at all times be maintained and preserved; promptly inform Investor of any additions to or deletions from such equipment and machinery; and prevent any such equipment and machinery from becoming a fixture to real estate or accession to other personal property;

                           (b) Promptly  discharge  any liens,  encumbrances  or
                  other claims against the Collateral;

                           (c) Maintain such insurance as may be required by law
                  and such other insurance to such extent and against such hazards and liabilities as is customarily

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                  maintained  by  companies  similarly  situated,   and  include
                  Investor as an additional  insured on all liability  policies;
                  and

                           (d) Comply strictly and in all respects with all applicable environmental laws.

                  5.5 Negative Covenants. The Company covenants that it shall not, without Investor's prior written consent, which Investor may or may not in its sole discretion give:

                           (a) Enter into any transaction  which  materially and
                  adversely affects the Collateral or the Company's ability to repay the indebtedness under the Debenture;

                           (b) Remove the Collateral from the Company's facility
                  at Wellington, Utah, or keep the Collateral at any other location unless (i) the Company gives Investor written notice thereof and of the new location of the Collateral at least thirty (30) days prior thereto, and (ii) the other location is within the continental United States of America; or

                           (c) Create or permit any lien on any of the Collateral, other than liens created hereunder.

                  5.6 Insurance; Payment of Premiums. The Company shall, at its sole cost and expense, keep and maintain the Collateral insured for its full insurable value against loss or damage by fire, theft, explosion, sprinklers and all other hazards and risks ordinarily insured against by other owners or users of such properties in similar businesses and notify Investor promptly of any occurrence causing a material loss or decline in value of the Collateral and the estimated (or actual, if available) amount of such loss or decline. All policies of insurance on the Collateral shall be in form and with insurers recognized as adequate by prudent business persons and all such policies shall be in such amounts as may be satisfactory to Investor. The Company shall deliver to Investor a certificate of insurance and, upon request, the original (or certified copy) of each policy of insurance, and evidence of payment of all premiums therefor. Such policies of insurance shall contain an endorsement, in form and substance acceptable to Investor, showing loss payable to Investor, as its interests may appear. Such endorsement, or an independent instrument furnished to Investor, shall provide that the insurance companies will give Investor at least thirty
         (30) days prior written notice before any such policy or policies of insurance shall be altered or canceled and that no act or default of the Company or any other person shall affect the right of Investor to recover under such policy or policies of insurance in case of loss or damage. The Company hereby directs all insurers under such policies of insurance to pay all proceeds payable thereunder directly to Investor, as its interests may appear. The Company irrevocably makes, constitutes and appoints Investor (and all officers, employees or agents designated by Investor) as the Company's true and lawful attorney (and agent-in-fact) for the purpose of making, settling and adjusting claims under such policies of insurance, endorsing the name

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         of the  Company  on any  check,  draft,  instrument  or other  items of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect to such policies of insurance. In the event the Company, at any time hereafter, shall fail to obtain or maintain any of the policies of insurance required above or to pay any premium in whole or in part relating thereto, then Investor, without waiving or releasing any obligations or default by the Company hereunder, may at any time thereafter (but shall be under no obligation to) obtain and maintain such policies of insurance and pay such premium and take any other action with respect thereto which Investor deems advisable. All sums so disbursed by Investor, including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be payable on demand by the Company to Investor and shall be additional liabilities under the Debenture secured by the Collateral.

                  5.7 Remedies Upon Default. In the event of any Event of Default under the Debenture, Investor may do any one or more of the following:

                           (a) Declare any indebtedness under the Debenture immediately due and payable;

                           (b) Enforce the security interest given in this Agreement under the provisions of the Uniform Commercial Code of the applicable state or any other equivalent law;

                           (c) Enter upon the premises of the  Company,  without
                  any obligation to pay rent to the Company, through self-help and without judicial process, without first obtaining a final judgment or giving the Company notice and opportunity for a hearing on the validity of Investor's claim, or any other place or places where the Collateral is located and kept, and remove the Collateral therefrom to the premises of Investor or any agent of Investor, for such time as Investor may desire, in order to effectively collect or liquidate the Collateral, or (ii) require the Company to assemble the Collateral and make it available to Investor at a place to be designated by Investor, in its sole discretion;

                           (d) Take  possession of the Collateral or any part of
                  it and of the records pertaining to the Collateral;

                           (e) Sell or otherwise dispose of all or any Collateral at public or private sale or sales, with such notice as may be required by law, in lots or in bulk, for cash or on credit, all as Investor, in its sole discretion, may deem advisable; (ii) adjourn such sales from time to time with or without notice; (iii) conduct such sales on the Company's premises or elsewhere and use the Company's premises without charge for such sales for such time or times as Investor may see fit. Investor shall have the right to sell, lease or otherwise dispose of the Collateral, or any part thereof, for cash, credit or any combination thereof, and Investor may purchase all or any part of the

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                  Collateral  at public or, if  permitted  by law,  private sale and, in lieu of actual payment of such purchase price, may setoff the amount of such price against the indebtedness under the Debenture. The proceeds realized from the sale of any Collateral shall be applied first to the reasonable costs, expenses and attorneys' fees and expenses incurred by Investor for collection and for acquisition, completion, protection, removal, storage, sale and delivery of the Collateral; second to interest due upon any of the indebtedness under the Debenture; and third to the principal of the indebtedness under the Debenture. If any deficiency shall arise, the Company shall remain liable to Investor therefor; and

                           (f) Exercise any other rights and remedies of a secured party under the Uniform Commercial Code of the applicable state or other applicable law, all of which rights and remedies shall be cumulative and non-exclusive, to the extent permitted by law.

         6. Conditions Precedent

         This Agreement shall become effective upon the satisfaction of the following conditions precedent:

                  6.1 Execution and Delivery of Agreement. This Agreement or counterparts thereof shall have been duly executed by, and delivered to, the Company and the Investor.

                  6.2 Documents and Other Agreements. The Investor shall have received all of the following, each in form and substance satisfactory to the Investor:

                           (a) The Debenture;

                           (b) The Warrants (the "Warrants");

                           (c) Registration Rights Agreement between the Company
                  and the Investor (the "Registration Rights Agreement");

                           (d) A  Certificate  of the  Secretary of the Company,
                  together with true and correct copies of the Certificate of Incorporation and By-Laws of the Company, and all amendments thereto, true and correct copies of the resolutions of the Board of Directors of the Company authorizing or ratifying the execution, delivery and performance of this Agreement, the Debenture, the Warrants and the Registration Rights Agreement, and the names of the officer or officers of the Company authorized to sign this Agreement, the Debenture, the Warrants and the Registration Rights Agreement, together with a sample of the true signature of each such officer;

                           (e) Certified copies of all documents  evidencing any
                  other necessary corporate action, consents and governmental approvals (if any) with respect to this Agreement, the Debenture, the Warrants and the Registration Rights Agreement;

                           (f) The  favorable  opinion  of  Callister  Nebeker &
                  McCullough, special counsel for the Company, addressed to the Investor with respect to such matters as may be reasonably requested by the Investor;

                           (g) The  favorable  opinion  of Harlan  M.  Hatfield,
                  general counsel for the Company, addressed to the Investor with respect to such matters as may be reasonably requested by the Investor;

                           (h) The Certificate of  Incorporation  of the Company
                  certified by the Secretary of State of Delaware;

                           (i) Good Standing  Certificates  for the Company from
                  the Secretaries of State of Delaware, Alabama, Pennsylvania, Utah, Virginia and West Virginia;

                           (j) UCC lien  search  reports of filings  against the
                  Company  for  such   jurisdictions   as  the  Investor   deems
                  appropriate;

                           (k)  UCC  Financing   Statements  filed  against  the
                  Company in respect to such jurisdictions as the Investor deems appropriate; and

                           (l) Landlord's Waiver and Consent by Earthco;

                           (m)   Certificate  of  insurance,   together  with  a
                  properly executed Lender's Loss Payable Clause.

                  6.3 Absence of Material  Adverse Change.  No material  adverse
         change  in  the  business,   operations  or  condition,   financial  or
         otherwise, of the Company shall have occurred or be continuing.

                  6.4 Conditions to the Closing. It shall be a condition to the Closing that the conditions contained in Sections 5.1, 5.2 and 5.3 shall have been fulfilled.

         7. Miscellaneous.

                  7.1 Survival of Warranties. The warranties, representations and covenants of the Company and the Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of Investor or the Company.

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



                  7.2 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of the Debenture issued hereunder or any Common Stock issued upon exercise of the Warrants).

                  7.3 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Utah without regard to choice of law principles.

                  7.4 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  7.5 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  7.6 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with a reputable overnight courier or with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days advance written notice to the other parties.

                  7.7 Expenses. Each party shall bear its own expenses in connection with the transactions contemplated by this Agreement.

                  7.8 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived only with the written consent of the Company and the Investor. Any amendment or waiver effected in accordance with this Section shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding, each future holder of all such securities, and the Company.

                  7.9 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so exuded and shall be enforceable in accordance with its terms.

                  7.10 Indemnity. The Company hereby indemnifies the Investor, and its directors, officers, employees, affiliates and agents (collectively, "Indemnified Persons") against, and agrees to hold each such Indemnified Person harmless from, any and all losses, claims, damages and liabilities, including claims brought by any stockholder or former stockholder

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



         of the Company, and related expenses, including reasonable counsel fees and expenses, incurred by such Indemnified Person arising out of any claim, litigation, investigation or proceeding (whether or not such Indemnified Person is a party thereto) relating to any transactions, services or matters that are the subject of this Agreement; provided, however, that such indemnity shall not apply to any such losses, claims, damages, or liabilities or related expenses determined by a court of competent jurisdiction to have arisen from the gross negligence or willful misconduct of such Indemnified Person.

                  7.11 Waiver of Trial by Jury. THE COMPANY AND THE INVESTOR HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE DEBENTURE OR ANY ACT OR OMISSION WHICH EITHER PARTY ASSERTS RESULTED IN ANY LIABILITY TO THE COMPANY, THE INVESTOR OR THEIR RESPECTIVE OFFICERS, DIRECTORS, STOCKHOLDERS, PARTNERS, EMPLOYEES OR AGENTS, TO THE FULL EXTENT PERMITTED BY LAW.

                  7.12 Entire Agreement. This Agreement, the Debenture, and other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

                  7.13 Permissible Offset. To the extent the Company fails to make payment of principal or interest when due under the Debenture, Holder may setoff the amount of such deficiency against "Royalty Amounts" (net of any commission that the Company would be required to pay (e.g., Coalco)) due and owing to the Company from the Holder. For purposes of this Section 7.13, "Royalty Amounts" shall mean royalties and license fees due to the Company either from the Holder or from any of the Holder's assigns or transferees that may owe a royalty or license fee to the Company.

THE SECURITIES ARE SUITABLE ONLY FOR SOPHISTICATED INVESTORS FOR WHOM AN INVESTMENT IN THE SECURITIES DOES NOT CONSTITUTE A COMPLETE INVESTMENT PROGRAM AND WHO FULLY UNDERSTAND AND ARE WILLING TO ASSUME THE RISK INVOLVED IN PURCHASE OF THE SECURITIES. NO OFFER TO SELL (OR SOLICITATION OF AN OFFER TO BUY) IS BEING MADE IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. THERE WILL BE NO PUBLIC OFFERING OF THE SECURITIES.

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY NOR HAS ANY SUCH FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY PASSED UPON THE

ACCURACY OR ADEQUACY OF ANY INFORMATION PROVIDED HEREWITH. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


Address:  3280 North Frontage Road                COVOL TECHNOLOGIES, INC.
          Lehi, Utah 84043

                                                  By: /Stanley M. Kimball/
                                                     -------------------------
                            Name: Stanley M. Kimball
                                                       Title: President



Address:  The Gallagher Centre                    AJG FINANCIAL SERVICES, INC.
          Two Pierce Place
          Itasca, Illinois 60143-3141

                                                  By: /David R. Long/
                                                     -------------------------
                               Name: David R. Long
                                                      Title: President


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